American Century World Mutual Funds, Inc.

Prospectus Supplement

Life Sciences Fund ¡ Technology Fund

Supplement dated January 26, 2009 ¡ Prospectus dated April 1, 2008

Life Sciences and Technology will be closed to all investments, except reinvested dividends and capital gains distributions, as of the close of the New York Stock Exchange on March 6, 2009.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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